Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports First Quarter 2016 Earnings

Scranton, PA, April 20, 2016/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three months ended March 31, 2016.  Peoples reported net income of $4.9 million, or $0.66 per share for the first quarter of 2016, compared to $5.0 million, or $0.67 per share, for the comparable period of 2015.

Core net income, excluding net gains on sale of investment securities available-for-sale, for the three months ended March 31, 2016 was $4.7 million, a $222 thousand increase from $4.5 million for the same period in 2015. Core net income per share for the three months ended March 31, 2016 was $0.64, compared to $0.60 for the same period in 2015.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results for 2016 and 2015 included herein contain items which Peoples considers non-core, namely net gains on sales of investment securities available-for-sale. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

NOTABLES

•	Loans, net grew $68.8 million, or 20.6% on an annualized basis in the first quarter of 2016 as demand increased throughout all markets.
•	Deposits grew $19.6 million, or 5.4% on an annualized basis in the first quarter of 2016.
•	Tangible book value per share improved $0.44 to $24.73 at March 31, 2016 from $24.29 at December 31, 2015 and $0.77 from $23.96 at March 31, 2015.
•

Tax-equivalent net interest margin increased 2 basis points in the first quarter of 2016 to 3.81% compared to 3.79% for the quarter ended December 31, 2015, and decreased 7 basis points from 3.88% compared to quarter ended March 31, 2015.

•

Tax-equivalent net interest income increased $412 thousand for the first quarter of 2016 to $15.8 million compared to $15.4 million for the fourth quarter of 2015 and increased $1.0 million compared to $14.8 million for the first quarter of 2015.

•

The effective tax rate for the quarter ended March 31, 2016 decreased to 19.2% from 23.1% for the same period in 2015. The decrease in the effective tax rate was influenced by the recognition of investment tax credits related to a limited partnership in elderly and low-to-moderate-income residential housing programs which mitigate the tax burden.

•	The allowance for loan losses to loans, net increased to 1.00% at March 31, 2016 compared to 0.97% at December 31, 2015, and 0.87% at March 31, 2015.
•	Consolidated our Front Street, Binghamton office into the West Side, Binghamton office.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margins for the quarter ended March 31, 2016 was 3.81% compared to 3.88% in the first quarter of 2015. Loan accretion included in loan interest income in the first quarter of 2016 related to loans acquired in the fourth quarter of 2013 was $215 thousand, resulting in an increase in the tax-equivalent net interest margin of 5 basis points. Comparatively, loan accretion included in loan interest income in the first quarter of 2015 was $225 thousand, resulting in an increase in the tax-equivalent net interest margin of 6 basis points.

Tax-equivalent net interest income for the quarter ended March 31, increased $1.0 million to $15.8 million in 2016 from $14.8 million in 2015.  The tax-equivalent yield on the loan portfolio decreased to 4.52% for the first quarter of 2016 compared to 4.70% for the comparable period in 2015. For the first quarter, loans, net averaged $1.4 billion in 2016 compared to $1.2 billion in 2015. For the quarter ended March 31, the tax-equivalent yield on total investments increased to 2.86% in 2016 from 2.78% for the same period in 2015. Average investments totaled $287.2 million in the first quarter of 2016 and $313.1 million in the first quarter of 2015. The cost of funds remained the same at 0.54% for the three months ended March 31, 2016 and 2015. Average interest-bearing liabilities were $1.3 billion for the quarter ended March 31, 2016 and $1.2 billion for the same period in 2015.

For the quarter ended March 31, the provision for loan losses was $1.2 million in 2016 and $750 thousand in 2015. The increase in the provision for loan losses in 2016 was a result of loan growth.

For the three months ended March 31, noninterest income totaled $3.9 million in 2016 and $4.3 million in 2015. Net gains on sale of investment securities were $242 thousand in 2016 compared to $832 thousand in 2015. Increases in revenues from merchant services income, fiduciary activities, wealth management services and life insurance investment income more than offset decreases in service charges, fees and commissions and income from mortgage banking activities.

For the first quarter of 2016, noninterest expense increased to $11.6 million from $11.1 million for the same period in 2015. Increases in salaries and employee benefits, merchant services expense and other expenses were slightly offset by decreases in net occupancy and equipment expense. Amortization of intangible assets were unchanged comparing the first quarters of 2016 and 2015. The buildout of our expansion plan, wealth management platform as well as normal merit increases led to the increases in salaries and employee benefit expense.

 BALANCE SHEET REVIEW

Total assets, loans and deposits totaled $1.9 billion, $1.4 billion and $1.5 billion, respectively, at March 31, 2016. Loans, net grew $68.8 million or 20.6% on an annualized basis in the first quarter of 2016. Loans, net increased $172.5 million or 13.9% from March 31, 2015 to March 31, 2016. Deposits grew $19.6 million or 5.4% on an annualized basis in the first quarter of 2016. Total deposits increased $59.2 million or 4.2% at March 31, 2016 when compared to March 31, 2015. Noninterest-bearing deposits increased $2.5 million or 3.1% on an annualized basis while interest-bearing deposits increased $17.1 million or 6.1% on an annualized basis in the first quarter of 2016. Total investments were $275.9 million at March 31, 2016, including $264.2 million securities classified as available-for-sale and $11.7 million classified as held-to-maturity.

Stockholders’ equity equaled $251.4 million or $33.98 per share at March 31, 2016, and $248.8 million or $33.57 per share at December 31, 2015. Tangible stockholders’ equity improved to $24.73 per share at March 31, 2016, from $24.29 per share at December 31, 2015. Dividends declared for the three months ended March 31, 2016 amounted to $0.31 per share representing a dividend payout ratio of 47.0%.

ASSET QUALITY REVIEW

Nonperforming assets were $12.4 million or 0.88% of loans, net and foreclosed assets at March 31, 2016, compared to $12.5 million or 0.93% at December 31, 2015. The allowance for loan losses equaled $14.2 million or 1.00% of loans, net at March 31, 2016 compared to $13.0 million or 0.97% of loans, net, at December 31, 2015. Loans charged-off, net of recoveries, for the three months ended March 31, 2016, equaled $17 thousand or 0.01% of average loans, compared to $285 thousand or 0.09% of average loans for comparable period last year.

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Susquehanna, Wayne and

Wyoming Counties in Pennsylvania and Broome County in New York through 24 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.

/Contact:   MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com

Co:Peoples Financial Services Corp.

St:Pennsylvania

In:Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2016	2015	2015	2015	2015
Key performance data:
Per share data:
Net income	$0.66	$0.52	$0.58	$0.59	$0.67
Core net income (1)	$0.64	$0.50	$0.57	$0.59	$0.60
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Book value	$33.98	$33.57	$33.53	$33.20	$33.05
Tangible book value (1)	$24.73	$24.29	$24.49	$24.15	$23.96
Market value:
High	$38.77	$41.96	$41.60	$43.76	$49.26
Low	$33.22	$34.43	$34.56	$36.89	$39.35
Closing	$37.20	$38.08	$34.93	$39.61	$44.87
Market capitalization	$275,254	$282,196	$262,642	$298,767	$338,695
Common shares outstanding	7,399,298	7,410,606	7,519,109	7,542,725	7,548,358
Selected ratios:
Return on average stockholders’ equity	7.85%	6.12%	7.00%	7.14%	8.28%
Core return on average stockholders’ equity (1)	7.62%	5.90%	6.85%	7.14%	7.40%
Return on average tangible stockholders’ equity (1)	10.87%	8.43%	9.62%	9.84%	11.48%
Core return on average tangible stockholders’ equity (1)	10.52%	8.14%	9.41%	9.84%	10.25%
Return on average assets	1.06%	0.85%	1.00%	1.03%	1.20%
Core return on average assets (1)	1.03%	0.82%	0.98%	1.03%	1.07%
Stockholders’ equity to total assets	13.50%	13.68%	14.22%	14.33%	14.55%
Efficiency ratio (2)	58.05%	64.16%	60.82%	60.39%	58.94%
Nonperforming assets to loans, net, and foreclosed assets	0.88%	0.93%	0.92%	0.86%	0.91%
Net charge-offs to average loans, net	0.01%	0.11%	0.09%	0.04%	0.09%
Allowance for loan losses to loans, net	1.00%	0.97%	0.95%	0.93%	0.87%
Earning assets yield (FTE) (3)	4.22%	4.17%	4.11%	4.22%	4.28%
Cost of funds	0.54%	0.51%	0.50%	0.50%	0.54%
Net interest spread (FTE) (3)	3.68%	3.66%	3.61%	3.72%	3.74%
Net interest margin (FTE) (3)	3.81%	3.79%	3.74%	3.84%	3.88%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate of 35%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Mar 31	Mar 31
Three Months Ended	2016	2015
Interest income:
Interest and fees on loans:
Taxable	$14,346	$13,340
Tax-exempt	751	559
Interest and dividends on investment securities:
Taxable	687	900
Tax-exempt	875	805
Dividends	10	9
Interest on interest-bearing deposits in other banks	17	8
Interest on federal funds sold		7
Total interest income	16,686	15,628
Interest expense:
Interest on deposits	1,283	1,268
Interest on short-term borrowings	77	8
Interest on long-term debt	360	259
Total interest expense	1,720	1,535
Net interest income	14,966	14,093
Provision for loan losses	1,200	750
Net interest income after provision for loan losses	13,766	13,343
Noninterest income:
Service charges, fees, commissions	1,444	1,612
Merchant services income	914	790
Commissions and fees on fiduciary activities	482	459
Wealth management income	412	205
Mortgage banking income	204	222
Life insurance investment income	193	189
Net gains on sale of investment securities available-for-sale	242	832
Total noninterest income	3,891	4,309
Noninterest expense:
Salaries and employee benefits expense	5,332	5,233
Net occupancy and equipment expense	2,437	2,468
Merchant services expense	632	533
Amortization of intangible assets	305	305
Other expenses	2,912	2,555
Total noninterest expense	11,618	11,094
Income before income taxes	6,039	6,558
Provision for income tax expense	1,157	1,514
Net income	$4,882	$5,044
Other comprehensive income:
Unrealized gains on investment securities available-for-sale	$995	$767
Reclassification adjustment for gains included in net income	(242)	(832)
Income tax expense (benefit) related to other comprehensive income	264	(23)
Other comprehensive income (loss), net of income taxes	489	(42)
Comprehensive income	$5,371	$5,002
Per share data:
Net income	$0.66	$0.67
Cash dividends declared	$0.31	$0.31
Average common shares outstanding	7,403,510	7,548,358

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2016	2015	2015	2015	2015
Interest income:
Interest and fees on loans:
Taxable	$14,346	$13,932	$13,341	$13,391	$13,340
Tax-exempt	751	637	585	570	559
Interest and dividends on investment securities available-for-sale:
Taxable	687	699	792	816	900
Tax-exempt	875	887	858	835	805
Dividends	10	11	9	6	9
Interest on interest-bearing deposits in other banks	17	10	13	15	8
Interest on federal funds sold		1		5	7
Total interest income	16,686	16,177	15,598	15,638	15,628
Interest expense:
Interest on deposits	1,283	1,264	1,229	1,192	1,268
Interest on short-term borrowings	77	30	11	4	8
Interest on long-term debt	360	275	245	252	259
Total interest expense	1,720	1,569	1,485	1,448	1,535
Net interest income	14,966	14,608	14,113	14,190	14,093
Provision for loan losses	1,200	1,300	900	750	750
Net interest income after provision for loan losses	13,766	13,308	13,213	13,440	13,343
Noninterest income:
Service charges, fees, commissions	1,444	1,560	1,531	1,542	1,612
Merchant services income	914	919	1,183	963	790
Commissions and fees on fiduciary activities	482	459	541	487	459
Wealth management income	412	218	224	198	205
Mortgage banking income	204	205	197	248	222
Life insurance investment income	193	198	192	188	189
Net gains on sale of investment securities available-for-sale	242	210	147		832
Total noninterest income	3,891	3,769	4,015	3,626	4,309
Noninterest expense:
Salaries and employee benefits expense	5,332	5,290	5,397	5,613	5,233
Net occupancy and equipment expense	2,437	2,241	2,246	2,149	2,468
Merchant services expense	632	637	823	650	533
Amortization of intangible assets	305	286	296	295	305
Other expenses	2,912	4,014	2,944	2,804	2,555
Total noninterest expense	11,618	12,468	11,706	11,511	11,094
Income before income taxes	6,039	4,609	5,522	5,555	6,558
Income tax expense	1,157	770	1,113	1,124	1,514
Net income	$4,882	$3,839	$4,409	$4,431	$5,044
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$995	$(644)	$826	$(1,459)	$767
Reclassification adjustment for gains included in net income	(242)	(210)	(147)		(832)
Change in pension liability		(296)
Income tax expense (benefit) related to other comprehensive income (loss)	264	(404)	237	(510)	(23)
Other comprehensive income (loss), net of income taxes	489	(746)	442	(949)	(42)
Comprehensive income	$5,371	$3,093	$4,851	$3,482	$5,002
Per share data:
Net income	$0.66	$0.52	$0.58	$0.59	$0.67
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,403,510	7,435,440	7,536,824	7,546,198	7,548,358

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2016	2015	2015	2015	2015
Net interest income:
Interest income
Loans, net:
Taxable	$14,346	$13,932	$13,341	$13,391	$13,340
Tax-exempt	1,155	979	901	877	860
Total loans, net	15,501	14,911	14,242	14,268	14,200
Investments:
Taxable	697	710	801	822	909
Tax-exempt	1,346	1,366	1,320	1,285	1,238
Total investments	2,043	2,076	2,121	2,107	2,147
Interest on interest-bearing balances in other banks	17	10	13	15	8
Federal funds sold		1		5	7
Total interest income	17,561	16,998	16,376	16,395	16,362
Interest expense:
Deposits	1,283	1,264	1,229	1,192	1,268
Short-term borrowings	77	30	11	4	8
Long-term debt	360	275	245	252	259
Total interest expense	1,720	1,569	1,485	1,448	1,535
Net interest income	$15,841	$15,429	$14,891	$14,947	$14,827
Loans, net:
Taxable	4.52%	4.51%	4.50%	4.62%	4.68%
Tax-exempt	4.45%	4.67%	4.82%	4.89%	4.96%
Total loans, net	4.52%	4.52%	4.52%	4.63%	4.70%
Investments:
Taxable	1.76%	1.60%	1.54%	1.60%	1.68%
Tax-exempt	4.24%	4.34%	4.46%	5.05%	5.36%
Total investments	2.86%	2.74%	2.60%	2.74%	2.78%
Interest-bearing balances with banks	1.46%	0.83%	0.85%	0.57%	1.19%
Federal funds sold		0.54%		0.35%	0.33%
Total earning assets	4.22%	4.17%	4.11%	4.22%	4.28%
Interest expense:
Deposits	0.45%	0.44%	0.43%	0.43%	0.46%
Short-term borrowings	0.58%	0.42%	0.39%	0.38%	0.31%
Long-term debt	2.41%	2.83%	3.10%	3.16%	3.21%
Total interest-bearing liabilities	0.54%	0.51%	0.50%	0.50%	0.54%
Net interest spread	3.68%	3.66%	3.61%	3.72%	3.74%
Net interest margin	3.81%	3.79%	3.74%	3.84%	3.88%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands, except per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
At period end	2016	2015	2015	2015	2015
Assets:
Cash and due from banks	$23,699	$28,218	$36,015	$28,847	$24,193
Interest-bearing balances in other banks	299	4,699	4,970	6,710	6,813
Federal funds sold					8,625
Investment securities:
Available-for-sale	264,175	284,935	299,832	318,790	280,300
Held-to-maturity	11,681	12,109	13,107	13,626	14,172
Total investments	275,856	297,044	312,939	332,416	294,472
Loans held for sale	78		3,439	2,879	3,101
Loans, net	1,409,691	1,340,865	1,270,545	1,231,541	1,237,168
Less: allowance for loan losses	14,158	12,975	12,043	11,428	10,803
Net loans	1,395,533	1,327,890	1,258,502	1,220,113	1,226,365
Premises and equipment, net	29,386	28,157	27,002	26,552	26,117
Accrued interest receivable	5,455	5,796	5,327	5,507	4,922
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	5,091	5,397	4,606	4,901	5,197
Other assets	63,603	58,487	56,600	56,460	50,786
Total assets	$1,862,370	$1,819,058	$1,772,770	$1,747,755	$1,713,961
Liabilities:
Deposits:
Noninterest-bearing	$323,456	$320,978	$303,741	$296,823	$305,037
Interest-bearing	1,152,003	1,134,832	1,140,909	1,127,944	1,111,241
Total deposits	1,475,459	1,455,810	1,444,650	1,424,767	1,416,278
Short-term borrowings	60,350	38,325	30,250	25,860
Long-term debt	59,773	60,354	31,000	31,663	32,318
Accrued interest payable	506	560	496	443	460
Other liabilities	14,837	15,241	14,286	14,618	15,447
Total liabilities	1,610,925	1,570,290	1,520,682	1,497,351	1,464,503
Stockholders’ equity:
Common stock	14,799	14,821	15,038	15,086	15,097
Capital surplus	134,994	135,371	139,263	140,045	140,232
Retained earnings	103,288	100,701	99,165	97,093	95,000
Accumulated other comprehensive loss	(1,636)	(2,125)	(1,378)	(1,820)	(871)
Total stockholders’ equity	251,445	248,768	252,088	250,404	249,458
Total liabilities and stockholders’ equity	$1,862,370	$1,819,058	$1,772,770	$1,747,755	$1,713,961

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands except per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Average quarterly balances	2016	2015	2015	2015	2015
Assets:
Loans, net:
Taxable	$1,276,491	$1,226,295	$1,176,533	$1,163,445	$1,155,435
Tax-exempt	104,326	83,176	74,203	71,978	70,334
Total loans, net	1,380,817	1,309,471	1,250,736	1,235,423	1,225,769
Investments:
Taxable	159,584	175,620	206,153	205,949	219,360
Tax-exempt	127,623	124,694	117,497	101,967	93,715
Total investments	287,207	300,314	323,650	307,916	313,075
Interest-bearing balances with banks	4,686	4,791	6,081	10,583	2,718
Federal funds sold		735	653	5,722	8,674
Total earning assets	1,672,710	1,615,311	1,581,120	1,559,644	1,550,236
Other assets	178,933	171,839	171,390	166,634	161,103
Total assets	$1,851,643	$1,787,150	$1,752,510	$1,726,278	$1,711,339
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,159,159	$1,147,296	$1,140,012	$1,123,810	$1,109,914
Noninterest-bearing	313,908	309,665	305,753	300,855	298,166
Total deposits	1,473,067	1,456,961	1,445,765	1,424,665	1,408,080
Short-term borrowings	53,436	28,016	11,130	4,232	10,373
Long-term debt	60,064	38,494	31,330	31,989	32,726
Other liabilities	15,755	14,722	14,368	16,438	13,240
Total liabilities	1,602,322	1,538,193	1,502,593	1,477,324	1,464,419
Stockholders’ equity	249,321	248,957	249,917	248,954	246,920
Total liabilities and stockholders’ equity	$1,851,643	$1,787,150	$1,752,510	$1,726,278	$1,711,339

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2016	2015	2015	2015	2015
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$10,020	$10,744	$9,646	$9,143	$9,736
Accruing loans past due 90 days or more	977	763	1,631	1,072	1,237
Foreclosed assets	1,409	957	458	334	324
Total nonperforming assets	$12,406	$12,464	$11,735	$10,549	$11,297

Three months ended
Allowance for loan losses:
Beginning balance	$12,975	$12,043	$11,428	$10,803	$10,338
Charge-offs	123	573	315	174	365
Recoveries	106	205	30	49	80
Provision for loan losses	1,200	1,300	900	750	750
Ending balance	$14,158	$12,975	$12,043	$11,428	$10,803

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2016	2015	2015	2015	2015
Core net income per share:
Net income GAAP	$4,882	$3,839	$4,409	$4,431	$5,044
Adjustments:
Less: Gains on sale of investment securities, net of tax	157	136	96		541
Net income Core	$4,725	$3,703	$4,313	$4,431	$4,503
Average common shares outstanding	7,403,510	7,435,440	7,536,824	7,546,198	7,548,358
Core net income per share	$0.64	$0.50	$0.57	$0.59	$0.60
Tangible book value:
Total stockholders’ equity	$251,445	$248,768	$252,088	$250,404	$249,458
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	5,091	5,397	4,606	4,901	5,197
Total tangible stockholders’ equity	$182,984	$180,001	$184,112	$182,133	$180,891
Common shares outstanding	7,399,298	7,410,606	7,519,109	7,542,725	7,548,358
Tangible book value per share	$24.73	$24.29	$24.49	$24.15	$23.96
Core return on average stockholders’ equity:
Net income GAAP	$4,882	$3,839	$4,409	$4,431	$5,044
Adjustments:
Less: Gains on sale of investment securities, net of tax	157	136	96		541
Net income Core	$4,725	$3,703	$4,313	$4,431	$4,503
Average stockholders’ equity	$249,321	$248,957	$249,917	$248,954	$246,920
Core return on average stockholders’ equity	7.62%	5.90%	6.85%	7.14%	7.40%
Return on average tangible equity:
Net income GAAP	$4,882	$3,839	$4,409	$4,431	$5,044
Average stockholders’ equity	$249,321	$248,957	$249,917	$248,954	$246,920
Less: average intangibles	68,614	68,372	68,124	68,419	68,719
Average tangible stockholders’ equity	$180,707	$180,585	$181,793	$180,535	$178,201
Return on average tangible stockholders’ equity	10.87%	8.43%	9.62%	9.84%	11.48%
Core return on average tangible stockholders’ equity:
Net income GAAP	$4,882	$3,839	$4,409	$4,431	$5,044
Adjustments:
Less: Gains on sale of investment securities, net of tax	157	136	96		541
Net income Core	$4,725	$3,703	$4,313	$4,431	$4,503
Average stockholders’ equity	$249,321	$248,957	$249,917	$248,954	$246,920
Less: average intangibles	68,614	68,372	68,124	68,419	68,719
Average tangible stockholders’ equity	$180,707	$180,585	$181,793	$180,535	$178,201
Core return on average tangible stockholders’ equity	10.52%	8.14%	9.41%	9.84%	10.25%
Core return on average assets:
Net income GAAP	$4,882	$3,839	$4,409	$4,431	$5,044
Adjustments:
Less: Gains on sale of investment securities, net of tax	157	136	96		541
Net income Core	$4,725	$3,703	$4,313	$4,431	$4,503
Average assets	$1,851,643	$1,787,150	$1,752,510	$1,726,278	$1,711,339
Core return on average assets	1.03%	0.82%	0.98%	1.03%	1.07%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Mar 31	Mar 31
Three Months Ended	2016	2015
Core net income per share:
Net income GAAP	$4,882	$5,044
Adjustments:
Less: Gains on sale of investment securities, net of tax	157	541
Net income Core	$4,725	$4,503
Average common shares outstanding	7,403,510	7,548,358
Core net income per share	$0.64	$0.60